EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Employees' Stock Purchase Plan of PSW Technologies, Inc. of our report dated January 19, 1998 with respect to the financial statements of PSW Technologies, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.





                                                           /s/ ERNST & YOUNG LLP



Austin, Texas
July 21, 1998